As filed with the Securities and Exchange Commission on August 24, 2007.
Registration No. 333-101280

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-8
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
CHECKFREE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	58-2360335 (I.R.S. Employer Identification No.)
4411 East Jones Bridge Road
Norcross, Georgia 30092
(Address of principal executive offices)(Zip Code)
CHECKFREE CORPORATION
AMENDED AND RESTATED
2002 STOCK INCENTIVE PLAN
(Full title of the plan)
David E. Mangum
Executive Vice President & Chief Financial Officer
CheckFree Corporation
4411 East Jones Bridge Road
Norcross, Georgia 30092
(Name and address of agent for service)
(678) 375-3000
(Telephone number, including area code, of agent for service)
Copies of Correspondence to:
Robert J. Tannous, Esq.
Porter, Wright, Morris & Arthur LLP
41 South High Street
Columbus, Ohio 43215

PART II
Item 3. Incorporation of Documents by Reference
Item 8. Exhibits
Signatures
EXHIBIT INDEX
EX-4.(A) AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN
EX-23.(B) CONSENT OF DELOITTE & TOUCHE LLP

EXPLANATORY NOTE
     CheckFree Corporation (the “Registrant”) filed a Registration Statement on Form S-8 (Registration No. 333-101280) with the Securities and Exchange Commission on November 18, 2002, with respect to the Company’s 2002 Stock Incentive Plan, which has been amended and restated (as amended and restated, the “2002 Stock Incentive Plan”). The purpose of this Post-Effective Amendment No. 1 to Registrant Statement (as amended, this “Registration Statement”) is to amend Items 3 and 8 and the Exhibit Index.
PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
     We incorporate by reference into this Registration Statement the contents of the Form S-8 Registration Statement, except for Item 3. Incorporation of Documents by Reference and Item 8. Exhibits, previously filed with the Securities and Exchange Commission by the Registrant on November 18, 2002 (Registration No. 333-101280).
Item 3. Incorporation of Documents by Reference
     The Registrant incorporates by reference the following documents that it has previously filed with the Securities and Exchange Commission:
     1. Annual Report on Form 10-K for the fiscal year ended June 30, 2006 (filed on September 8, 2006).
     2. Quarterly Reports on Form 10-Q for the quarters ended September 30, 2006 (filed on November 8, 2006); December 31, 2006 (filed on February 8, 2007); and March 31, 2007 (filed on May 10, 2007).
     3. Current Reports on Form 8-K dated July 27, 2006 (filed on August 2, 2006); August 29, 2006, (filed on September 1, 2006); September 21, 2006 (filed on September 27, 2006); October 12, 2006 (filed on October 18, 2006); November 2, 2006 (filed on November 6, 2006); November 9, 2006 (filed on November 13, 2006); December 29, 2006 (as to Item 1.01 only) (filed on January 3, 2007); January 19, 2007 (filed on January 22, 2007); February 8, 2007 (filed on February 9, 2007); February 13, 2007 (as to Item 1.01 only) (filed on February 14, 2007); February 15, 2007 (filed on February 22, 2007); April 2, 2007 (as to Items 2.01 and 2.03 only) (filed on April 2, 2007); May 2, 2007 (filed on May 3, 2007); May 15, 2007 (as to Items 2.01 and 2.03 only) (filed on May 15, 2007); July 25, 2007 (filed on July 31, 2007); August 2, 2007 (filed on August 7, 2007); and August 14, 2007 (filed on August 20, 2007).
     4. The description of the Registrant’s common stock, which is contained in its Form 8-A filed with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as updated in any amendment or report filed for the purpose of updating such description.
     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Registration Statement and prior to the filing of post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 8. Exhibits

Exhibit	Exhibit
Number	Description

4(a)*	CheckFree Corporation Amended and Restated 2002 Stock Incentive Plan.

4(b)	Amended and Restated Certificate of Incorporation of CheckFree Corporation (Reference is made to Exhibit 4(e) to the Registration Statement on Form S-8 (Registration No. 333-50322), filed with the Securities and Exchange Commission on November 20, 2000, and incorporated herein by reference).

4(c)	Amended and Restated By-Laws of CheckFree Corporation (Reference is made to Exhibit 3 to the Company’s Quarterly Report on Form 10-Q, dated December 31, 2006, filed with the Securities and Exchange Commission on February 8, 2007, and incorporated herein by reference).

5	Opinion of Porter, Wright, Morris & Arthur LLP regarding legality (Reference is made to Exhibit 5 to Registration Statement on Form S-8 (Registration No. 333-101280), filed with the Securities and Exchange Commission on November 18, 2002, and incorporated herein by reference).

23(a)	Consent of Porter, Wright, Morris & Arthur LLP (included in Exhibit 5 incorporated herein by reference).

23(b) *	Consent of Deloitte & Touche LLP.

24	Power of Attorney (Reference is made to Exhibit 24 to the Registration Statement on Form S-8 (Registration No. 333-101280), filed with the Securities and Exchange Commission on November 18, 2002).

*	Filed herewith.

Signatures
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, State of Georgia, on August 24, 2007.

CHECKFREE CORPORATION
By:	/s/ David E. Mangum
David E. Mangum, Executive Vice
President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated:

Name	Title	Date

* Peter J. Kight	Chairman of the Board of Directors and	August 24, 2007

Peter J. Kight	Chief Executive Officer (Principal Executive Officer)

/s/ David E. Mangum	Executive Vice President and Chief Financial Officer	August 24, 2007

David E. Mangum	(Principal Financial Officer)

/s/ Samuel R. Schwartz	Senior Vice President and Chief Accounting Officer	August 24, 2007

Samuel R. Schwartz	(Principal Accounting Officer)

* William P. Boardman	Director	August 24, 2007

William P. Boardman

Director

C. Beth Cotner

* James D. Dixon	Director	August 24, 2007

James D. Dixon

* Mark A. Johnson	Director	August 24, 2007

Mark A. Johnson

* Eugene F. Quinn	Director	August 24, 2007

Eugene F. Quinn

* Jeffrey M. Wilkins	Director	August 24, 2007

Jeffrey M. Wilkins

* By:	/s/ David E. Mangum
David E. Mangum, attorney-in-fact
for each of the persons indicated

Registration No. 333-101280
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
CHECKFREE CORPORATION
EXHIBITS

EXHIBIT INDEX

Exhibit	Exhibit
Number	Description

4(a) *	CheckFree Corporation Amended and Restated 2002 Stock Incentive Plan.

4(b)	Amended and Restated Certificate of Incorporation of CheckFree Corporation (Reference is made to Exhibit 4(e) to the Registration Statement on Form S-8 (Registration No. 333-50322), filed with the Securities and Exchange Commission on November 20, 2000, and incorporated herein by reference).

4(c)	Amended and Restated By-Laws of CheckFree Corporation (Reference is made to Exhibit 3 to the Company’s Quarterly Report on Form 10-Q, dated December 31, 2006, filed with the Securities and Exchange Commission on February 8, 2007, and incorporated herein by reference).

5	Opinion of Porter, Wright, Morris & Arthur LLP regarding legality (Reference is made to Exhibit 5 to Registration Statement on Form S-8 (Registration No. 333-101280), filed with the Securities and Exchange Commission on November 18, 2002, and incorporated herein by reference).

23(a)	Consent of Porter, Wright, Morris & Arthur LLP (included in Exhibit 5 incorporated herein by reference).

23(b) *	Consent of Deloitte & Touche LLP.

24	Power of Attorney (Reference is made to Exhibit 24 to the Registration Statement on Form S-8 (Registration No. 333-101280), filed with the Securities and Exchange Commission on November 18, 2002).

*	Filed herewith.